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                                                                  EXHIBIT 4.1.12



                         TWELFTH SUPPLEMENTAL INDENTURE

         Twelfth Supplemental Indenture (this "Twelfth Supplemental Indenture"), dated as of February 24, 2000, among the Company (as defined in the Indenture referred to herein), Oklahoma Truck Supply Assoc., Inc., an Oklahoma corporation (the "Guarantor"), any other Guarantors (as defined in the Indenture referred to herein) party to the Indenture referred to herein and U.S. Trust Company, National Association, as trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of July 31, 1998 (as supplemented through the date hereof, the "Indenture"), providing for the issuance of 12% Senior Subordinated Notes due 2005 (the "Notes");

         WHEREAS, the Indenture provides that under certain circumstances the Guarantors shall execute and deliver to the Trustee a supplemental indenture pursuant to which subsequent Guarantors shall unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Guarantee"); and

         WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee is authorized to execute and deliver this Twelfth Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. Agreement to Guarantee. The Guarantor irrevocably and unconditionally guarantees the Guarantee Obligations, which include (i) the due and punctual payment of the principal of, premium, if any, and interest and Liquidated Damages, if any, on the Notes, whether at stated maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and premium, if any, and (to the extent permitted by law) interest on any interest and Liquidated Damages, if any, on the Notes, and the due and punctual performance of all other obligations of the Company, to the Holders or the Trustee all in accordance with the terms set forth in Article XI of the Indenture, and (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         The obligations of the Guarantor to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article XI of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.


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         No stockholder, employee, officer, director or incorporator, as such, past, present or future of the Guarantor shall have any liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.

         This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Guarantor and its successors and assigns until full and final payment of all of the Company's obligations under the Notes and Indenture or until released in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and not of collectibility.

         The Obligations of the Guarantor under its Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

         THE TERMS OF ARTICLE XI OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

         3. THIS TWELFTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         4. Counterparts. The parties may sign any number of copies of this Twelfth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         5. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

                            (signature page follows)



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         IN WITNESS WHEREOF, the parties hereto have caused this Twelfth
Supplemental Indenture to be duly executed and attested, all as of the date first above written.


                              FLEETPRIDE, INC. (formerly known as HDA Parts
                                    System, Inc.), an Alabama corporation


                              By:   /s/ JOHN J. GREISCH
                                    --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President


                              CITY TRUCK AND TRAILER PARTS OF ALABAMA,
                                    L.L.C., an Alabama limited liability company

                              By: FLEETPRIDE, INC., its sole member


                              By:   /s/ JOHN J. GREISCH
                                    --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President


                              TRUCK & TRAILER PARTS, INC., a Georgia
                                    corporation, as Guarantor


                              By:   /s/ JOHN J. GREISCH
                                    --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President


                              FLEETPRIDE CORPORATION (formerly known as City
                                    Truck Holdings, Inc.), a Delaware
                                    corporation as Guarantor


                              By:   /s/ JOHN J. GREISCH
                                    --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President



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                              TRUCKPARTS, INC., a Connecticut corporation,
                                    as Guarantor


                              By:   /s/ JOHN J. GREISCH
                                    --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    Chief Executive Officer


                              ASSOCIATED BRAKE SUPPLY, INC., a California
                                    corporation, as Guarantor


                              By:   /s/ JOHN J. GREISCH
                                    --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    Vice President


                              ASSOCIATED TRUCK CENTER, INC., a California
                                    corporation, as Guarantor


                              By:   /s/ JOHN J. GREISCH
                                    --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    Vice President


                              ONYX DISTRIBUTION, INC., a California corporation,
                                    as Guarantor


                              By:   /s/ JOHN J. GREISCH
                                    --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    Vice President


                              TISCO, INC., a California corporation, as
                                    Guarantor


                              By:   /s/ JOHN J. GREISCH
                                    --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    Vice President



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                             TISCO OF REDDING, INC., a California corporation,
                                   as Guarantor


                             By:   /s/ JOHN J. GREISCH
                                   --------------------------------------------
                                   Name:     John J. Greisch
                                   Title:    Vice President


                             ACTIVE GEAR, L.L.C., a Washington limited liability
                                   company, as Guarantor

                             By:   FLEETPRIDE, INC., its sole member


                             By:   /s/ JOHN J. GREISCH
                                   --------------------------------------------
                                   Name:     John J. Greisch
                                   Title:    President


                             SUPERIOR TRUCK & AUTO SUPPLY, INC.,
                                   a Massachusetts corporation, as Guarantor


                             By:   /s/ JOHN J. GREISCH
                                   --------------------------------------------
                                   Name:     John J. Greisch
                                   Title:    Vice President


                             QDSP HOLDINGS, INC., a Delaware corporation, as
                                   Guarantor


                             By:   /s/ JOHN J. GREISCH
                                   --------------------------------------------
                                   Name:     John J. Greisch
                                   Title:    President


                             QUALITY DISTRIBUTION SERVICE PARTNERS, INC.,
                                   a Delaware corporation, as Guarantor


                             By:   /s/ JOHN J. GREISCH
                                   --------------------------------------------
                                   Name:     John J. Greisch
                                   Title:    President


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                            AUTOMOTIVE SALES COMPANY, INC., a Delaware
                                  corporation, as Guarantor


                            By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                  Name:     John J. Greisch
                                  Title:    President


                            CB ACQUISITION SUB, INC., a Delaware corporation, as
                                  Guarantor


                            By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                  Name:     John J. Greisch
                                  Title:    President


                            CITY SPRING WORKS, INC., a Delaware corporation, as
                                  Guarantor


                            By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                  Name:     John J. Greisch
                                  Title:    President


                            FLEETPRIDE OF AGAWAM, INC., a Delaware
                                  corporation, as Guarantor


                            By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                  Name:     John J. Greisch
                                  Title:    President


                            FOUR-T SALES & SERVICE, INC., a Nebraska
                                  corporation, as Guarantor


                            By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                  Name:     John J. Greisch
                                  Title:    President



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                              HOLT INCORPORATED, a Delaware corporation, as
                                    Guarantor


                              By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President


                              NEW ENGLAND TRUCK & AUTO SERVICE, INC., a
                                    Massachusetts corporation, as Guarantor


                              By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President


                              PARTS DISTRIBUTING COMPANY, LTD., a Texas
                                    limited partnership, as Guarantor

                              By:   PARTS MANAGEMENT COMPANY, its General
                                    Partner


                              By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:       John J. Greisch
                                    Title:      President


                              PARTS HOLDINGS COMPANY, a Nevada corporation, as
                                    Guarantor


                              By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President


                              PARTS MANAGEMENT COMPANY, a Texas corporation,
                                    as Guarantor


                              By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President


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                              POWER EQUIPMENT INTERNATIONAL, INC., a Texas
                                    corporation, as Guarantor


                              By: /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President



                              POWER EXPORT DISTRIBUTING COMPANY, a Texas
                                    corporation, as Guarantor


                              By: /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President



                              SLM POWER GROUP, INC., a Delaware corporation, as
                                    Guarantor


                              By: /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President



                              SPECIALIZED SALES & SERVICE, INC., an Oregon
                                    corporation, as Guarantor


                              By: /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President


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                              TBS, INCORPORATED, an Arizona corporation, as
                                    Guarantor


                              By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President


                              TRUCK CITY PARTS, INC., a Delaware corporation, as
                                    Guarantor


                              By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President


                              STATS REMANUFACTURING CENTER, INC., a
                                    Nebraska corporation, as Guarantor


                              By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President


                              UNIVERSAL JOINT SALES COMPANY, INC., a Delaware
                                    corporation, as Guarantor


                              By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President


                              WHEATLEY TRUCK PARTS, INC., a Delaware
                                    corporation, as Guarantor


                              By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President




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                              WHEELS AND BRAKES, INC., a Georgia corporation,
                                    as Guarantor


                              By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President


                              FLEETPRIDE WEST, INC., a Delaware corporation,
                                    as Guarantor


                              By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    Vice President


                              U.S. TRUST COMPANY, NATIONAL ASSOCIATION,
                                    as Trustee


                              By:    /s/ GARRETT P. SMITH
                                  --------------------------------------------
                                      Name:  Garrett P. Smith
                                      Title:    Assistant Vice President


                              OKLAHOMA TRUCK SUPPLY ASSOC., INC., an
                                    Oklahoma corporation, as Guarantor


                              By:   /s/ JOHN J. GREISCH
                                  --------------------------------------------
                                    Name:     John J. Greisch
                                    Title:    President